                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 19, 2001
                                                         -----------------

                            ICG COMMUNICATIONS, INC.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  Delaware           1-11965         84-1342022
        ----------------------------------------------------------------
        (State of Incorporation)   (Commission     (IRS Employer
                                   File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                            ICG HOLDINGS (CANADA) CO.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                Canada             1-11052       Not Applicable
       -----------------------------------------------------------------
       (State of Incorporation) (Commission      (IRS Employer
                                File Number)     Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                               ICG HOLDINGS, INC.
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Colorado           33-96540             84-1158866
       -----------------------------------------------------------------
       (State of Incorporation) (Commission         (IRS Employer
                                File Number)        Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                                ICG FUNDING, LLC
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Delaware          333-40495          84-1434980
       -----------------------------------------------------------------
       (State of Incorporation) (Commission      (IRS Employer
                                File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)

                              ICG SERVICES, INC.
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Delaware          333-51037          84-1448147
       -----------------------------------------------------------------
       (State of Incorporation) (Commission      (IRS Employer
                                File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                    (Address of principal executive offices)
       Registrants' telephone numbers, including area codes (888)424
                                                            ---------
       1144 and (303) 414-5000
       ------------------------

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       Item 5.   Other Events.
       ------    ------------

       On December 19, 2001, ICG Communications, Inc., a Delaware corporation (the "Company"), and its affiliated debtor subsidiaries, filed a proposed Plan of Reorganization and a Disclosure Statement in the United States Bankruptcy Court for the District of Delaware. It is anticipated that a hearing on the adequacy of the Disclosure Statement will be held in the Bankruptcy Court on February 1, 2002. As set forth in the Plan of Reorganization, consummation of the Plan is contingent upon receiving Bankruptcy Court approval, as well as the approval of certain classes of creditors. Copies of the Plan of Reorganization and the Disclosure Statement are attached as exhibits.

       Item 7.   Exhibits.
       ------    --------

                 (c)  Exhibits
                      --------

                      2.2 Joint Plan of Reorganization of ICG Communications, Inc. and Its Affiliated Debtors and Debtors in Possession.

                      2.3 Disclosure Statement with Respect to Joint Plan of Reorganization of ICG Communications, Inc. and Its Affiliated Debtors and Debtors in Possession.


                                INDEX TO EXHIBIT

Exhibit No.                  Description
-----------                  -----------

2.2 Joint Plan of Reorganization of ICG Communications, Inc. and Its Affiliated Debtors and Debtors in Possession.

2.3 Disclosure Statement with Respect to Joint Plan of Reorganization of ICG Communications, Inc. and Its Affiliated Debtors and Debtors in Possession.



                                  EXHIBIT 2.2

                 Joint Plan of Reorganization of ICG Communications, Inc. and Its Affiliated Debtors and Debtors in Possession.

                                  EXHIBIT 2.3

                 Disclosure Statement with Respect to Joint Plan of Reorganization of ICG Communications, Inc. and Its Affiliated Debtors and Debtors in Possession.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


       Dated: December 19, 2001                     ICG COMMUNICATIONS, INC.

                                               By: /s/ Bernard L. Zuroff
                                                  ----------------------
                                                  Bernard L. Zuroff
                                                  Executive Vice President,
                                                  General Counsel and Secretary


                                               ICG HOLDINGS (CANADA) CO.

                                               By: /s/ Bernard L. Zuroff
                                                  ----------------------
                                                  Bernard L. Zuroff
                                                  Executive Vice President,
                                                  General Counsel and Secretary
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                                               ICG HOLDINGS, INC.

                                               By: /s/ Bernard L. Zuroff
                                                   ---------------------
                                                   Bernard L. Zuroff
                                                   Executive Vice President,
                                                   General Counsel and Secretary

                                               ICG FUNDING, LLC

                                               By: ICG Communications, Inc.
                                                   Common Member and Manager

                                               By: /s/ Bernard L. Zuroff
                                                   ---------------------
                                                   Bernard L. Zuroff
                                                   Executive Vice President,
                                                   General Counsel and Secretary

                                               ICG Services, Inc.

                                               By: /s/ Bernard L. Zuroff
                                                   ---------------------
                                                   Bernard L. Zuroff
                                                   Executive Vice President,
                                                   General Counsel and Secretary

      EX-2.2

             Joint Plan of Reorganization of ICG Communications, Inc. and Its Affiliated Debtors and Debtors in Possession.

      EX-2.3

             Disclosure Statement with Respect to Joint Plan of Reorganization of ICG Communications, Inc. and Its Affiliated Debtors and Debtors in Possession.